                                 SCHEDULE 14A
                                 (RULE 14-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement               [_] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        CONCENTRIC NETWORK CORPORATION
   ------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   ------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A
                                                                        ---

    (2) Aggregate number of securities to which transaction applies: N/A
                                                                     ---

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                                                                   ---

    (4) Proposed maximum aggregate value of transaction: N/A
                                                         ---

    (5) Total fee paid: N/A
                        ---

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: N/A
                                ---

    (2) Form, Schedule or Registration Statement No.: N/A
                                                      ---

    (3) Filing Party: N/A
                      ---

    (4) Date Filed: N/A
                    ---

                        CONCENTRIC NETWORK CORPORATION

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MAY 20, 1998

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Concentric Network Corporation, a Delaware corporation (the "Company"), will be held on May 20, 1998 at 10:00 a.m., local time, at the offices of the Company located at 10590 North Tantau Avenue, Cupertino, CA 95014, for the following purposes:

    1. To elect one Class I director to serve for a term of three years and until his successor is duly elected and qualified.

    2. To amend the Company's 1997 Stock Plan to increase the number of shares available for issuance thereunder by 750,000 shares to an aggregate of 2,250,000 shares.

    3. To amend the Company's 1997 Employee Stock Purchase Plan to provide for an annual increase in the number of shares reserved for issuance thereunder equal to the lesser of: (i) 400,000 shares, (ii) 2% of the outstanding shares of Common Stock of the Company or (iii) a number of shares determined by the Board of Directors.

    4. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1998.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on March 28, 1998 are entitled to notice of and to vote at the Annual Meeting.

  All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          Peter J. Bergeron
                                          Secretary

Cupertino, California
April 23, 1998

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE
       AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                        CONCENTRIC NETWORK CORPORATION

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                              PROCEDURAL MATTERS

GENERAL

  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Concentric Network Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 20, 1998 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

  The Annual Meeting will be held at the offices of the Company located at 10590 North Tantau Avenue, Cupertino, California 95014. The Company's telephone number is (408) 342-2800.

  These proxy solicitation materials were mailed on or about April 23, 1998, together with the Company's 1998 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

VOTING AT THE ANNUAL MEETING; RECORD DATE

  Only stockholders of record of the Company's Common Stock at the close of business on March 28, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date and to vote on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, 14,176,633 shares of the Company's common stock, $.001 par value (the "Common Stock"), were issued and outstanding. No shares of Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

QUORUM; ABSTENTIONS; BROKER NON-VOTES; REQUIRED VOTE

  The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of shares present in person or represented by proxy at the Annual Meeting is required for the election of the director in Proposal One described below. The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting is required for approval of the proposed amendment of the Company's 1997 Stock Plan and Employee Stock Purchase Plan in Proposal Two and Proposal Three, respectively, and to ratify the appointment of auditors in Proposal Four described below.

  Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting; however, such votes are not deemed to be "votes cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

REVOCABILITY OF PROXIES

  All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the

Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or
(ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Concentric Network Corporation, 10590 North Tantau Avenue, Cupertino, California, 95014,
Attention: Secretary.

EXPENSES OF SOLICITATION

  All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

  Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the 1999 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 11, 1998, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the procedures set forth in the Company's Bylaws.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTOR

GENERAL

  The Company's Board of Directors is currently comprised of six members who are divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. Louis P. Bender, III, a current Class I director, will not stand for re-election at the Annual Meeting. At a meeting of the Board of Directors in April 1998, the Board approved a decrease in the size of the Board of Directors from six to five, effective as of the Annual Meeting. Accordingly, one Class I director is to be elected at the Annual Meeting for a three-year term ending on the date of the annual stockholder's meeting in 2001.

NOMINEE FOR CLASS I DIRECTOR

  The Board of Directors has nominated GORDON C. MARTIN for election as the Class I director. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the election of Mr. Martin. The Company expects that Mr. Martin will accept such nomination; however, in the event that Mr. Martin is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee designated by the present Board of Directors to fill the vacancy. The term of office of the person elected as a director will continue until such directors' term expires in 2001 or until such director's successor has been elected and qualified.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED ABOVE.

INFORMATION REGARDING NOMINEE AND OTHER DIRECTORS

  Set forth below is certain information regarding the nominee for Class I director and each other director of the Company whose term of office continues after the Annual Meeting.

           NOMINEE FOR CLASS I DIRECTOR FOR A TERM EXPIRING IN 2001

        NAME        AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
        ----        ---            --------------------------------------------
 Gordon C. Martin..  37 Mr. Martin has been a director of the Company since October 1997.
                        Mr. Martin is vice president of strategic marketing for Williams
                        Communications Group, Inc., a subsidiary of the Williams
                        Companies, Inc. Mr. Martin joined Williams Communications Group,
                        Inc. in October 1987 as manager of interexchange carrier sales for the network division. He was promoted to director of product marketing in January 1993. From February 1995 to May 1995, he
                        served as General Manager of Digital Frontiers LLC, a division of
                        Williams. In June 1995, he returned to Williams as Vice
                        President, Marketing until he was promoted to his current
                        position in January 1997. Mr. Martin has a bachelor's degree in accounting and an M.B.A. from Oral Roberts University.

        NAME         AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
        ----         ---           --------------------------------------------
                  INCUMBENT CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 1999
 Gary E. Rieschel...  41 Mr. Rieschel has been a Director of the Company since October
                         1996. Mr. Rieschel is a Senior Vice President at SOFTBANK
                         Holdings, having joined that company in January 1996. Mr.
                         Rieschel was Vice President for N-Cube Corporation from August
                         1994 through December 1995. He was Sales Director at Cisco
                         Systems, Inc. from July 1993 through October 1994. Prior to this, Mr. Rieschel was a General Manager and Sales Director at
                         Sequent Computer for over nine years. Mr. Rieschel has an M.B.A.
                         from Harvard Graduate School of Business and a B.A. in biology from Reed College.
 Vinod Khosla.......  43 Mr. Khosla has been a Director of the Company since April 1995.
                         Mr. Khosla has been a General Partner with the venture capital firm of Kleiner Perkins Caufield & Byers from February 1986 to the present. Mr. Khosla was a co-founder of Daisy Systems and the founding Chief Executive Officer of Sun Microsystems, Inc.
                         Mr. Khosla also serves on the boards of Excite, Inc., and
                         Spectrum Holobyte. He has a B.S.E. from the Indian Institute of
                         Technology in New Delhi, an M.S.E. from Carnegie Mellon
                         University, and an M.B.A. from the Stanford Graduate School of
                         Business.
                  INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2000
 Franco Regis.......  42 Mr. Regis has been a Director of the Company since October 1996.
                         Since 1994, Mr. Regis has been a Director of Business
                         Development and Strategic Planning at Telecom Italia, SpA, the
                         telephone operating company of Italy. From 1992 to 1994, Mr.
                         Regis was a Director of Budget and Control for the business division of Telecom Italia. Mr. Regis has an engineering degree from the Rome State University.
 Henry R. Nothhaft..  53 Mr. Nothhaft joined the Company as President and Chief Executive
                         Officer in May 1995 and became a Director of the Company in
                         August 1995 and was appointed chairman of the Board in January
                         1998. From 1989 to August 1994, Mr. Nothhaft was President,
                         Chief Executive Officer and a Director of David Systems, Inc.
                         ("David Systems"), a networking company. From 1983 to 1989, Mr.
                         Nothhaft held various positions with DSC Communications
                         Corporation ("DSC"), including Senior Vice President of
                         Marketing, President of the Digital Switch Corporation
                         subsidiary, President of the Business Network Systems Group and
                         a Corporate Director of DSC. From 1979 to 1983, Mr. Nothhaft was
                         Vice President of Domestic Marketing and Vice President of Sales
                         for GTE Telenet Communications Corporation (now Sprint). Mr.
                         Nothhaft has an M.B.A. in Information Systems Technology from
                         George Washington University and a B.S. degree from the U.S.
                         Naval Academy.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors held a total of twenty meetings (including regularly scheduled and special meetings) during fiscal 1997. No incumbent director during the last fiscal year, while a member of the Board of Directors, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such director served.

  The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

  The Audit Committee, which currently consists of Messrs. Bender and Regis, is responsible for monitoring the corporate financial reporting and the external audits of the Company, reviewing and approving material accounting policy changes, monitoring internal accounting controls, recommending engagement of independent auditors, reviewing related-party transactions and performing other duties as prescribed by the Board of Directors. The Audit Committee did not meet during fiscal 1997.

  The Compensation Committee, which currently consists of Messrs. Khosla and Rieschel is responsible for reviewing and approving the compensation and benefits for the Company's officers, directors, consultants, and other employees, administering the Company's stock purchase and stock option plans, and making recommendations to the Board of Directors regarding such matters. The Compensation Committee held nine meetings during fiscal 1997.

COMPENSATION OF DIRECTORS

  Directors received no cash remuneration for serving on the Board. All directors are reimbursed for expenses incurred in attending any Board of Director and committee meetings.

REQUIRED VOTE

  The nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

                                 PROPOSAL TWO

                   APPROVAL OF AMENDMENT TO 1997 STOCK PLAN

  The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1997 Stock Plan (the "Stock Plan"). A total of 1,500,000 shares of Common Stock are presently reserved for issuance under the Stock Plan. In April 1998, the Board of Directors approved an amendment to the Stock Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 750,000 shares, bringing the total number of shares issuable under the Stock Plan to 2,250,000.

  As of April 10, 1998, 671,046 shares were available for future grants under the Stock Plan.

  At the Annual Meeting, the stockholders are being asked to approve an amendment to the Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares, bringing the total number of shares issuable under the Stock Plan to 2,250,000. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

  The approval of the amendment to the Stock Plan requires the affirmative vote of a majority of shares present in person or represented by Proxy and entitled to vote on the proposal at the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

DESCRIPTION OF STOCK PLAN

  The essential terms of the Stock Plan, as proposed to be amended, are as follows:

 Purpose

  The purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company's business. The Stock Plan will continue in effect for a term of ten years beginning in August 1997 unless terminated earlier pursuant to the terms of the Stock Plan.

 Stock Subject to the Stock Plan

  The maximum aggregate number of shares that may be optioned and sold under the Stock Plan is 2,250,000 Shares. The shares may be authorized, but unissued, or reacquired Common Stock. If an option or stock purchase right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased shares that were subject thereto will become available for future grant or sale under the Stock Plan.

 Administration

  The Stock Plan is administered by the Board of Directors and/or different committees of the Board of Directors (referred to as the "Administrator"). Subject to the provisions of the Stock Plan, the Administrator has the authority, in its discretion: (i) to determine the fair market value of the Company's Common Stock; (ii) to select the employees, directors or consultants to whom options and stock purchase rights may be granted under the Stock Plan;
(iii) to determine the number of shares of Common Stock to be covered by each option and stock purchase right granted under the Stock Plan; (iv) to approve forms of agreement for use under the Stock Plan; (v) to determine the terms and conditions of any option or stock purchase right granted under the Stock Plan such as the exercise price, the time or times when options or stock purchase rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions; (vi) to reduce the exercise price of any option or stock purchase right to the then current fair market value; (vii) to institute an option exchange program; (viii) to construe and interpret the terms of the Stock Plan and awards granted pursuant to the Stock Plan; (ix) to prescribe, amend and rescind rules and regulations relating to the Stock Plan; (x) to modify or amend each option or stock purchase right; (xi) to allow optionees to satisfy withholding tax obligations by electing to have the Company withhold from the shares to be issued upon exercise of an option or stock purchase right that number of shares having a fair market value equal to the amount required to be withheld; (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an option or stock purchase right previously granted by the Administrator; and (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

 Eligibility

  All employees, directors and consultants are eligible to participate in the Stock Plan. Stock options intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (an "Incentive Stock Option") may be granted only to employees. Options not intended to qualify as Incentive Stock Options ("Nonstatutory Stock Options") and Stock Purchase Rights may be granted to employees, directors and consultants of the Company. No optionee may be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares; provided that, in connection with his or her initial service, an optionee may be granted options to purchase up to an additional 500,000 shares that shall not count against such limit.

 Terms and Conditions of Options

  Each option granted pursuant to the Stock Plan is evidenced by a written stock option agreement (an "Option Agreement") between the optionee and the Company and is subject to the following terms and conditions:

  Term of Option. The term of each option is stated in each Option Agreement. In the case of an Incentive Stock Option, the term is ten years from the date of grant or such shorter terms as may be provided in the Option Agreement. In the case of an Incentive Stock Option granted to an optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of the Incentive Stock Option is five years from he date of grant or such shorter term as may be provided in the Option Agreement.

  Exercise Price. The per share exercise price for the Shares to be issued pursuant to the exercise of an option is determined by the Administrator, subject to the following: (i) in the case of an Incentive Stock Option (A) granted to an employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price may be no less than 110% of the fair market value per share on the date of grant and (B) granted to any employee other than an employee described in (A) immediately preceding, the per share exercise price may be no less than 100% of the fair market value per share on the date of grant; (ii) in the case of a Nonstatutory Stock Option, the per share exercise price may be determined by the Administrator; and (iii) in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per share exercise price may be no less than 100% of the fair market value per share on the date of grant. Notwithstanding the foregoing, options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a merger or other corporate transaction.

  Waiting Period and Exercise Dates. At the time an option is granted, the Administrator fixes the period within which the option may be exercised and determines any conditions that must be satisfied before the option may be exercised.

  Form of Consideration. The Administrator determines the acceptable form of consideration for exercising an option, including the method of payment. In the case of an Incentive Stock Option, the Administrator determines the acceptable form of consideration at the time of grant. Such consideration may consist entirely of cash, check, promissory note, other shares that (a) in the case of shares acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such option is exercised, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Stock Plan, a reduction in the amount of any Company liability to the optionee, including any liability attributable to the optionee's participation in any Company-sponsored deferred compensation program or arrangement, any combination of the foregoing methods of payment, or any other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.

  Exercise of Option. Any option granted under the Stock Plan is exercisable according to the terms of the Stock Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of options granted under the Stock Plan are tolled during any paid leave of absence.

  Termination of Relationship as a Service Provider. If an optionee ceases to be an employee, director or consultant, other than upon the optionee's death or disability, the optionee may exercise his or her option within such period of time as is specified in the Option Agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the option remains exercisable for three months following the optionee's termination. If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option revert to the Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option terminates, and the shares covered by such option revert to the Stock Plan.

  Disability of Optionee. If an optionee ceases to be an employee, director or consultant as a result of the optionee's disability, the optionee may exercise his or her option within such period of time as is specified in the Option Agreement to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the option will remain exercisable for twelve months following the optionee's termination. If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option revert to the Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified herein, the option will terminate, and the shares covered by such Option revert to the Stock Plan.

  Death of Optionee. If an Optionee dies while an employee, director or consultant, the option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such option as set forth in the Option Agreement), by the optionee's estate or by a person who acquires the right to exercise the option by bequest or inheritance, but only to the extent that the option is vested on the date of death. In the absence of a specified time in the Option Agreement, the option will remain exercisable for twelve months following the optionee's termination. If, at the time of death, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the Stock Plan. The option may be exercised by the executor or administrator of the optionee's estate or, if none, by the person(s) entitled to exercise the option under the optionee's will or the laws of descent or distribution. If the option is not so exercised within the time specified, the option terminates, and the shares covered by such option revert to the Stock Plan.

  Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash, shares or otherwise an option previously granted based on such terms and conditions as the Administrator establishes and communicates to the optionee at the time that such offer is made.

 Stock Purchase Rights

  Rights to Purchase. Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Stock Plan and/or cash awards made outside of the Stock Plan. After the Administrator determines that it will offer stock purchase rights under the Stock Plan, it will advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related at the offer, including the number of shares that the offeree will be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer will be accepted by execution of a restricted stock purchase agreement in the form determined by the Administrator.

  Repurchase Option. Unless the Administrator determines otherwise, the restricted stock purchase agreement will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the Administrator.

  Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash, shares or otherwise an option previously granted based on such terms and conditions as the Administrator will establish and communicate to the optionee at the time that such offer is made.

  Other Provisions. The restricted stock purchase agreement will contain such other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Administrator in its sole discretion.

  Rights as a Shareholder. Once the stock purchase right is exercised, the purchaser will have the rights equivalent to those of a stockholder, and will be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.

 Non-Transferability of Options and Stock Purchase Rights

  An option or stock purchase right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

 Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale

  Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding option and stock purchase right, and the number of shares of Common Stock that have been authorized for issuance under the plan but as to which no options or stock purchase rights have yet been granted or that have been returned to the Stock Plan upon cancellation or expiration of an option or stock purchase right, as well as the price per share of Common Stock covered by each such outstanding option or stock purchase right, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an optionee to have the right to exercise his or her option until ten days prior to such transaction as to all of the optioned stock covered thereby, including shares as to which the option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any shares purchased upon exercise of an option or stock purchase right will lapse as to all such shares, provided the proposed dissolution or liquidation take place at the time and in the manner contemplated. To the extent it has not been previously exercised, an option or stock purchase right will terminate immediately prior to the consummation of such proposed action.

  Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option and stock purchase right will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or stock purchase right, the optionee will fully vest in and have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable. If an option or stock repurchase right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator will notify the Optionee in writing or electronically that the option or stock purchase right shall be fully vested and exercisable for a period of fifteen days from the date of such notice, and the option or stock purchase right shall terminate upon the expiration of such period.

 Amendment and Termination of the Plan

  The Board may at any time amend, alter, suspend or terminate the Stock Plan; provided that the Company is required to obtain stockholder approval of any Stock Plan amendment to the extent necessary and desirable to comply with applicable laws.

 Federal Income Tax Consequences

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1997 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

 Participation in the Stock Plan

  The following table sets forth certain information regarding options to purchase Common Stock issued during the fiscal year ended December 31, 1997 to each of the executive officers named in the Summary Compensation Table below who participated in the Stock Plan, all current executive officers as a group, all current non-executive officer directors as a group and all other employees who participated in the Stock Plan as a group:

                                                     NUMBER OF
                                                     SECURITIES
                                                     UNDERLYING DOLLAR VALUE ($)
          NAME OF INDIVIDUAL AND POSITION            OPTION(#)        (1)
          -------------------------------            ---------- ----------------
Henry R. Nothhaft, President, Chief Executive Offi-
 cer, Chairman of the Board and Director...........   124,666      2,261,987
John K. Peters, Executive Vice President and
 General Manager, Network Service Division.........   103,466      1,885,187
Michael F. Anthofer, Senior Vice President and
 Chief Financial Officer...........................    73,333      1,327,493
George D. Carr, Vice President of Field Sales......    26,666        487,487
Warren A. Smith, Vice President of Software Engi-
 neering...........................................    23,333        419,993
All current Executive Officers as a group (11 per-
 sons).............................................   544,955      9,797,463
Non-Executive Officer Directors as a group (5 per-
 sons).............................................         0              0
All Other Employees as a group.....................   584,575      9,797,231

--------
(1) Calculated by determining the difference between the fair market value of the securities underlying the option at April 10, 1998 ($26.25 per share) and the exercise price of the option.

                                PROPOSAL THREE

                AMENDMENT TO 1997 EMPLOYEE STOCK PURCHASE PLAN

  At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan") to provide for an annual increase in the shares reserved for sale under the Purchase Plan equal to the lesser of: (i) 400,000 shares, (ii) 2% of the outstanding shares of Common Stock of the Company or (iii) a number of shares determined by the Board of Directors per year thereafter. A total of 500,000 shares are reserved for issuance pursuant to the Purchase Plan. As of April 10, 1998, 466,963 shares were available for future issuance under the Purchase Plan. The proposed amendment to the Purchase Plan was approved by the Board of Directors in April 1998.

  Recent accounting pronouncements have altered the accounting treatment in the case of a shortfall of shares reserved for issuance under an employee stock purchase plan. As a result, if a shortfall occurs during a purchase period, the Company is unable to seek stockholder approval for an increase without incurring significant compensation charges. Therefore, the Board of Directors has approved the amendment to the Purchase Plan which would automatically increase the shares reserved for issuance under the Purchase Plan according to a pre-set formula and proposed that it be approved by the stockholders at this Annual Meeting. While such an amendment minimizes the likelihood of a shortfall and resulting compensation charge, the Purchase Plan will require periodic monitoring to ensure that no shortfall occurs. As amended, the number of shares reserved for issuance under the Purchase Plan would be increased automatically at the beginning of each fiscal year commencing on January 1, 1999 by an amount equal to the lesser of (i) 400,000 shares, (ii) 2% of the outstanding shares of Common Stock of the Company on such date or (iii) a number of shares determined by the Board of Directors. If a shortfall occurs, the Company will make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

  In connection with its initial public offering in August 1997, the Company implemented the Purchase Plan as an incentive to its employees and executives as a means to promote increased stockholder value. The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. Management believes that stock ownership is one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. In addition, an employee stock purchase plan is considered a competitive necessity in the high technology industry.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

  The approval of the amendments to the Purchase Plan requires the affirmative vote of a majority of shares present in person or represented by Proxy and entitled to vote on the proposal at the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE PURCHASE PLAN.

DESCRIPTION OF PURCHASE PLAN

  The essential terms of the Purchase Plan, as proposed to be amended, are summarized as follows:

  Purpose

  The purpose of the Purchase Plan is to provide employees of the Company and of any subsidiary which is designated by the Board of Directors to participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

 Administration

  The Purchase Plan provides for administration by the Board of Directors of the Company or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final and binding upon all participants.

 Offering Periods

  The Purchase Plan has offering periods of approximately 24 months, each divided into four six-month purchase periods. The offering periods commence on the first trading day on which national stock exchanges and the Nasdaq System are open for trading on or after February 15 and August 15 of each year. The Board of Directors or its committee has the power to alter the duration of the offering periods without stockholder approval.

 Eligibility

  Any person who (i) is a regular employee scheduled to work at least twenty hours per week and at least five months per year and (ii) was employed by the Company on the first day of a given offering period (or by any subsidiary designated from time to time by the Board of Directors) is eligible to participate in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate in the Purchase Plan until the commencement of the next offering period.

 Purchase Price

  The price at which shares are sold to participating employees is eighty-five percent (85%) of the lower of the fair market value per share of the Common Stock on (i) the first day of the offering period or (ii) the last day of the purchase period. The fair market value of the Common Stock on a given date is determined by reference to the closing sales price of the Nasdaq National Market.

 Payment of Purchase Price; Payroll Deductions

  The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 10% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan and may decrease the rate of payroll deductions at any time during the offering period. A participant may increase the rate of payroll deductions at the beginning of each purchase period. Payroll deductions shall commence on the first payday following the offering date and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the Purchase Plan.

 Grant and Exercise of Option to Purchase Stock

  On the enrollment date of each offering period, each eligible employee participating in such offering period is granted an option to purchase on each exercise date during such offering period (at the applicable purchase price) up to a number of shares of the Company's Common Stock determined by dividing such employee's payroll deductions accumulated prior to such exercise date and retained in the employee's account by the applicable purchase price; provided that in no event will an employee be permitted to purchase during each purchase period more than 25,000 shares of the Company's Common Stock on the enrollment date. The option will expire on the last day of the offering period.

  Unless a participant withdraws from the Purchase Plan, his or her option for the purchase of shares is exercised automatically on the exercise date, and the maximum number of full shares subject to option are purchased for such participant at the applicable purchase price with the accumulated payroll deductions in his or her account. Any monies left over in a participant's account after the exercise date are returned to the participant. During a participant's lifetime, a participants option to purchase shares under the Purchase Plan is exercisable only by him or her.

  Notwithstanding the forgoing, no employee shall be permitted to subscribe for shares under the Purchase Plan (a) if, immediately after the grant of the option, the employee would own, and/or hold outstanding options to purchase, 5% or more of the voting stock or value of all classes of stock of the Company or (b) which permits his or her rights to purchase stock under all employees stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining shall be made in as equitable a manner as is practicable.

 Withdrawal

  While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. Any withdrawal by the employee during a given offering automatically terminates the employee's interest in that offering.

 Termination of Employment

  Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

 Capital Changes

  In the event of any changes in the capitalization of the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, effected without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the shares subject to purchase and in the purchase price per share.

 Nonassignability

  No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

 Shares Reserved for Issuance under the Purchase Plan

  A total of 500,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. On the first day of each fiscal year (commencing on January 1, 1999), the number of shares reserved thereunder will be increased automatically by the lesser of: (i) 400,000 shares, (ii) 2% of the outstanding shares of Common Stock of the Company on such date or (iii) a number of shares determined by the Board of Directors.

 Amendment and Termination of the Purchase Plan

  The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination will not affect options previously granted nor may any amendment make any changes in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the Purchase Plan.

 Certain United States Federal Income Tax Information

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or
(b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

 Participation in the Purchase Plan

  Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.

  There were no shares purchased during the fiscal year ended December 31, 1997 under the Purchase Plan by any of the executive officers named in the Summary Compensation Table below, any current executive officers, or any other employees.

                                 PROPOSAL FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Ernst & Young LLP has audited the Company's financial statements since 1993. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, AS INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 1998. THE EFFECT OF AN ABSTENTION IS THE SAME AS A VOTE AGAINST THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                       BENEFICIAL SECURITY OWNERSHIP OF
                   MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

  The following table sets forth the beneficial ownership of Common Stock of the Company as of March 28, 1998 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) the Company's Chief Executive Officer and each of the officers named in the Summary Compensation Table on page [21] hereof; and (iv) all directors and executive officers of the Company as a group.

                                                       SHARES      PERCENT
                                                    BENEFICIALLY BENEFICIALLY
NAMES AND ADDRESSES                                    OWNED       OWNED(1)
-------------------                                 ------------ ------------
Williams Communications, Inc.(2)...................  1,604,254       11.1%
 One Williams Center
 Tulsa, OK 74172
TMI Telemedia International, Ltd.(3)...............  1,580,966       10.9
 Viale del Campo, Boario, 56D
 00153 Rome, Italy
The Goldman Sachs Group, L.P.(4)...................  1,089,642        7.7
 85 Broad Street
 New York, NY 10004
Racal-Datacom, Inc.(5).............................  1,025,347        7.0
 1601 North Harrison Parkway
 Sunrise, FL 333233-2899
SOFTBANK Ventures, Inc.............................  1,026,179        7.3
 c/o SOFTBANK Holdings Inc.
 10 Langley Road, Suite 403
 Newton Center, MA 02159
Kleiner Perkins Caufield & Byers Entities(6).......  1,006,873        7.1
 2750 Sand Hill Road
 Menlo Park, CA 94025
Denver Investment Advisors LLC.....................    909,500        6.4
 1225 17th Street, 26th Floor
 Denver, CO 80202
Henry R. Nothhaft (7)..............................    141,653        1.0
John K. Peters(8)..................................    118,009          *
Michael F. Anthofer(9).............................     35,625          *
Warren A. Smith(10)................................     24,167          *
George D. Carr(11).................................     14,375          *
Louis P. Bender III(12)............................        --         --
Vinod Khosla(13)...................................  1,006,873        7.1
Gordon Martin(14)..................................        --         --
Franco Regis(15)...................................  1,580,966       10.9
Gary E. Rieschel(16)...............................        --         --
All current executive officers and directors as a
 group (17 persons)(17)............................  6,636,573       47.0

--------
   * Less than 1%.
 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares which the individual has the right to acquire within 60 days of March 28,1998 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Includes warrants to purchase 355,018 shares of Common Stock.
 (3) Includes warrants to purchase 341,001 shares of Common Stock.
 (4) Consists of securities held of record by GS Capital Partners, L.P., an investment partnership, of which affiliates of The Goldman Sachs Group, L.P. ("GS Group") are the general partner or investment manager. GS Group disclaims beneficial ownership of the shares owned by GS Capital Partners, L.P. to the extent attributable to partnership interests therein held by persons other than GS Group and its affiliates. GS Capital Partners, L.P. shares voting and investment power with certain of its affiliates. Includes warrants to purchase 58,523 shares of Common Stock.
 (5) Includes warrants to purchase 512,259 shares of Common Stock.
 (6) Includes shares held by Kleiner Perkins Caufield & Byers VII and KPCB Information Sciences Zaibatsu Fund II (collectively, the "KPCB Entities"). Also includes warrants to purchase 141,854 shares of Common Stock held by the KPCB Entities.
 (7) Includes 141,653 shares of Common Stock issuable upon exercise of outstanding stock options and warrants.
 (8) Includes 118,009 shares of Common Stock issuable upon exercise of outstanding stock options and warrants.
 (9) Includes 35,625 shares of Common Stock issuable upon exercise of outstanding stock options.
(10) Includes 24,167 shares of Common Stock issuable upon exercise of outstanding stock options.
(11) Includes 14,375 shares of Common Stock issuable upon exercise of outstanding stock options.
(12) Excludes 1,025,347 shares and exercisable warrants held by Racal-Datacom, Inc. See note (5). Mr. Bender is the President of Racal-Datacom, Inc. Mr. Bender disclaims beneficial ownership of such shares. Mr. Bender will cease to serve on the Board of Directors of the Company effective as of the Annual Meeting.
(13) Represents shares beneficially owned by the KPCB Entities. Mr. Khosla is an affiliate of such entities. See note (6). Mr. Khosla disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(14) Excludes 1,604,254 shares held by Williams Communications, Inc. Mr. Martin, a Director of the Company, is a vice president of Williams Communications Group, Inc., an affiliate of Williams Communications, Inc. Mr. Martin disclaims beneficial ownership of such shares.
(15) Includes 1,580,966 shares and exercisable warrants held by TMI Telemedia International, Ltd. Mr. Regis is the Director of Business Development and Strategic Planning of Telecom Italia, S.p.A., the parent of TMI Telemedia International, Ltd. See note (3). Mr. Regis disclaims beneficial ownership of such shares.
(16) Excludes 1,026,179 shares held by SOFTBANK Ventures Inc. Mr. Rieschel, a director of the Company, is a Senior Vice President at SOFTBANK Holdings Inc., an affiliate of SOFTBANK Ventures Inc. Mr. Rieschel disclaims beneficial ownership of such shares.
(17) Includes shares of Common Stock issuable upon exercise of outstanding options and warrants, and shares beneficially owned by entities associated with Messrs. Regis and Khosla, as to which they disclaim beneficial ownership. See Notes (7)-(16).

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

  Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with, except for the following: Messrs. Nothhaft, Peters, Schutt, Anthofer, Fisher and Etheredge and Ms. Curtis, each filed their reports on Form 5 with the SEC one day late. There were no changes in ownership by such individuals in the one day period that the Forms 5 were filed late.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Company's Compensation Committee currently consists of Messrs. Khosla and Rieschel. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

  There has not been any fees for compensation and reimbursement of expenses for attendance at Board of Director meetings of the Company.

  The Company has entered into indemnification agreements with each member of its board of directors and certain of its officers. Such agreements provide for the indemnification of such person to the fullest extent authorized, permitted, or allowed by law.

                        EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year for services rendered to the Company in all capacities during the last two fiscal years.

                                                                        LONG-TERM
                                        ANNUAL COMPENSATION            COMPENSATION
                                    -------------------------------    ------------
                             FISCAL                    OTHER ANNUAL    STOCK OPTION       ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY  BONUS     COMPENSATION      GRANT(#)      COMPENSATION(3)
---------------------------  ------ -------- ------    ------------    ------------    ---------------
Henry R. Nothhaft             1997  $214,231    --              --          124,666(4)          $2,162
 President and Chief          1996   184,808    --              --              --               3,105
 Executive Officer
John K. Peters                1997   201,346    --              --          103,466(4)
 Executive Vice President     1996   184,273    --              --              --               3,076
 and General Manager,
 Network Services
 Division
Michael F. Anthofer           1997   185,500    --              --           73,333              1,027
 Senior Vice President        1996   136,336 20,000         155,212(2)       43,333(5)           1,545
 and Chief Financial
 Officer
George D. Carr                1997   117,115 41,904(1)          --           26,666              3,041
 Vice President of Field      1996   105,000 25,897(1)          --            6,666(5)           1,761
 Sales
Warren A. Smith               1997   158,308    --              --           23,333              2,559
 Vice President of            1996   101,242    --              --           40,000                280
 Software Engineering

--------
(1) Reflects sales commissions.
(2) Reflects relocation expense payments.
(3) Reflects Company contributions to an employee 401(k) plan and term life insurance premiums paid by the Company.
(4) Includes certain options that were granted at higher fair market values earlier in February 1997 and repriced by amendment in July 1997 to reflect fair market values at that time.
(5) Includes certain options that were granted at higher fair market values earlier in 1996 and repriced by amendment in April 1996 to reflect lower fair market values at that time.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table shows, as to each of the officers named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended December 31, 1997.

                                                     INDIVIDUAL GRANTS
                         ---------------------------------------------------------------------------
                                                                                       POTENTIAL
                                                                                      REALIZABLE
                                                               MARKET              VALUE OF ASSUMED
                                       PERCENT OF             PRICE OF              ANNUAL RATES OF
                           NUMBER OF     TOTAL               SECURITIES               STOCK PRICE
                          SECURITIES    OPTIONS   EXERCISE   UNDERLYING            APPRECIATION FOR
                          UNDERLYING   GRANTED TO  PRICE     OPTIONS ON             OPTIONS TERM(2)
                            OPTIONS    EMPLOYEES    PER       DATE OF   EXPIRATION -----------------
   NAME                  GRANTED(1)(#)  IN 1997    SHARE       GRANT       DATE       5%      10%
   ----                  ------------- ---------- --------   ---------- ---------- -------- --------
Henry R. Nothhaft.......    74,666        5.07%    $ 6.00(3)   $6.00     07/07/07  $282,238 $712,314
                            50,000        3.40%     11.25      11.25     10/29/07   354,375  894,375
John K. Peters..........    63,466        4.31%      6.00(3)    6.00     07/07/07   239,902  605,466
                            40,000        2.72%     11.25      11.25     10/29/07   283,500  715,500
Michael F. Anthofer.....    43,333        2.94%      6.00       6.00     03/15/07   163,799  413,397
                            30,000        2.04%     11.25      11.25     10/29/07   212,625  536,625
George D. Carr..........    16,666        1.13%      6.00       6.00     03/15/07    62,998  158,994
                            10,000        0.68%     11.25      11.25     10/29/07    70,875  178,875
Warren A. Smith.........    13,333         0.9%      6.00       6.00     03/15/07    50,399  127,197
                            10,000        0.68%     11.25      11.25     10/29/07    70,875  178,875

--------
(1) Options vest with respect to 25% of the shares on the first anniversary date of grant and the remaining 75% vests monthly over the succeeding three years.
(2) Potential Realizable Value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.
(3) These options were granted at an exercise price determined by the Board of Directors to be equal to the fair market value of the Company's shares on the date of grant. The Company's Common Stock was not traded publicly at the time of the option grants to the Named Officers. The options were granted at higher fair market values earlier in February 1997 and repriced by amendment in July 1997 to reflect fair market values at that time.

OPTION EXERCISES AND HOLDINGS

  The following table sets forth, for each of the officers in the Summary Compensation Table, certain information concerning stock options exercised during fiscal 1997, and the number of shares subject to both exercisable stock options as of December 31, 1997. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1997.

                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                               UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS AT
                                               OPTIONS AT 12/31/97 (#)         12/31/97(1)
                                              ------------------------- -------------------------
                           SHARES
                         ACQUIRED ON  VALUE
   NAME                  EXERCISE(#) REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
   ----                  ----------- -------- ----------- ------------- ----------- -------------
Henry R. Nothhaft.......     --        --       107,042      166,957    $2,408,453   $3,213,527
John K. Peters..........     --        --        88,590      141,809     1,993,272    2,747,907
Michael F. Anthofer.....     --        --        18,472       98,194       415,621    1,886,864
George D. Carr..........     --        --         7,778       35,554       174,995      687,477
Warren A. Smith.........     --        --        16,667       46,666       375,000      944,993

--------
(1) Calculated by determining the difference between the fair market value of the securities underlying the option at April 10, 1998 ($26.25 per share) and the exercise price of the Named Officer's option.

TRANSACTIONS WITH MANAGEMENT

  Donald C. Schutt, Vice President of International Services for the Company, is a majority stockholder of AMPM, Inc., an advertising agency. The Company incurred marketing fees payable to AMPM, Inc. totaling $2.5 million in 1996. The Company believes that the fees charged by AMPM for such services are competitive with those of similar advertising agencies.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Compensation Committee (the "Committee") is comprised of Messrs. Khosla and Rieschel, each of whom is a non-employee director. The Committee sets, reviews and administers the Company's executive compensation program. The role of the Committee is to establish and recommend salaries and other compensation paid to executive officers of the Company and to administer the Company's stock option plan and employee stock purchase plan. The Committee approves all stock option grants to executive officers, all executive officer base salaries and any cash bonus payments to executive officers and reviews all stock option grants to employees.

  The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to mesh executive and stockholder interests through stock option based plans and to provide a compensation package that recognizes individual contributions and Company performance.

  At this time in the Company's growth, the Committee has determined that the most effective means of compensation are base salaries and long-term incentives through the Company's stock option programs.

  Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in high growth, technology-based companies of reasonably similar size. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. During fiscal 1997, salaries for executive officers were increased by 12% to 16% depending on the executive officer. The Chief Executive Officer's base salary was $214,231.

  Stock Options. Under the Company's Stock Plan, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual's initial option grant is based on the individual's responsibilities and position. The size of stock option awards are based primarily on an individual's performance and responsibilities. Because of the competitive nature of the technology industry in which the Company's competes, the Committee believes stock option grants are an effective method of incentivising executives to take a longer term view of the Company's performance and to ensure that the executive's and the stockholder's interests are in alignment.

  Bonus. The bonuses awarded to executive officers are determined based on achievement of individual and company performance goals.

  Other. Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan. The Company currently matches contributions under the 401(k) plan.

  The Company's Chief Executive Officer does not receive any other special or additional compensation other than as described above.

  The Committee has considered the potential impact of Section 162(m) of the Code and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive

Officers is below the $1 million threshold and the Committee believes that any options granted under the Stock Plan will meet the requirements of being performance-based, the Committee believes that the Section will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                                          Compensation Committee of the Board
                                           of Directors

                                          Vinod Khosla
                                          Gary Rieschel

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

                 COMPARISON OF 5 MONTH CUMULATIVE TOTAL RETURN*
 AMONG CONCENTRIC NETWORK CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND
                      THE NASDAQ TELECOMMUNICATIONS INDEX

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           CONCENTRIC     NASDAQ STOCK   NASDAQ TELE-
(Fiscal Year Covered)        NETWORK CORP   MARKET (U.S.)  COMMUNICATIONS
---------------------        ------------   -------------  --------------
Measurement Pt-  8/01/97     $100.00        $100.00        $100.00
FYE   8/97                   $116.67        $ 99.85        $ 96.64
FYE   9/97                   $108.33        $105.76        $109.22
FYE   10/97                  $ 97.40        $100.28        $122.40
FYE   11/97                  $ 85.42        $100.78        $113.18
FYE   12/97                  $ 73.5         $ 99.2         $119.1

 * $100 INVESTED ON 8/01/97 IN STOCK OR ON 7/31/97 IN INDEX--INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

  It is important that your shares be presented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

Cupertino, California
April 23, 1998

                                                                         ANNEX A

                        CONCENTRIC NETWORK CORPORATION
                                1997 STOCK PLAN


    1.  Purposes of the Plan.  The purposes of this Stock Plan are:
        --------------------

        . to attract and retain the best available personnel for positions of substantial responsibility,

        . to provide additional incentive to Employees, Directors and Consultants, and

        .   to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.  Definitions.  As used herein, the following definitions shall apply:
        -----------

        (a) "Administrator" means the Board or any of its Committees as shall be
             -------------
administering the Plan, in accordance with Section 4 of the Plan.

        (b) "Applicable Laws" means the requirements relating to the
             ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

        (c) "Board" means the Board of Directors of the Company.
             -----

        (d) "Code" means the Internal Revenue Code of 1986, as amended.
             ----

        (e) "Committee"  means a committee of Directors appointed by the Board
             ---------
in accordance with Section 4 of the Plan.

        (f) "Common Stock" means the common stock of the Company.
             ------------

        (g) "Company" means Concentric Network Corporation, a Delaware
             -------
corporation.

        (h) "Consultant" means any person, including an advisor, engaged by the
             ----------
Company or a Parent or Subsidiary to render services to such entity.

        (i) "Director" means a member of the Board.
             --------

        (j) "Disability" means total and permanent disability as defined in
             ----------
Section 22(e)(3) of the Code.

        (k) "Employee" means any person, including Officers and Directors,
             --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between any of the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as
             ------------
amended.

        (m) "Fair Market Value" means, as of any date, the value of Common Stock
             -----------------
determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (n) "Incentive Stock Option" means an Option intended to qualify as an
             ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "Nonstatutory Stock Option" means an Option not intended to qualify
             -------------------------
as an Incentive Stock Option.

        (p)  "Notice of Grant" means a written or electronic notice evidencing
              ---------------
certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

        (q)  "Officer" means a person who is an officer of the Company within
              -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r)  "Option" means a stock option granted pursuant to the Plan.
              ------

        (s)  "Option Agreement" means an agreement between the Company and an
              ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (t)  "Option Exchange Program" means a program whereby outstanding
              -----------------------
Options are surrendered in exchange for Options with a lower exercise price.

        (u)  "Optioned Stock" means the Common Stock subject to an Option or
              --------------
Stock Purchase Right.

        (v)  "Optionee" means the holder of an outstanding Option or Stock
              --------
Purchase Right granted under the Plan.

        (w)  "Parent" means a "parent corporation," whether now or hereafter
              ------
existing, as defined in Section 424(e) of the Code.

        (x)  "Plan" means this Concentric Network Corporation 1997 Stock Plan.
              ----

        (y)  "Restricted Stock" means shares of Common Stock acquired pursuant
              ----------------
to a grant of Stock Purchase Rights under Section 11 of the Plan.

        (z)  "Restricted Stock Purchase Agreement" means a written agreement
              -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor
              ----------
to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.
              -------------

        (cc) "Service Provider" means an Employee, Director or Consultant.
              ----------------

        (dd) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 13 of the Plan.

        (ee) "Stock Purchase Right" means the right to purchase Common Stock
              --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        (ff) "Subsidiary" means a "subsidiary corporation," whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 13 of
        -------------------------
the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,250,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  Administration of the Plan.
        --------------------------

        (a)  Procedure.
             ---------

             (i)   Multiple Administrative Bodies. The Plan may be administered
                   ------------------------------
by the Board and/or different Committees with respect to different groups of Service Providers.

             (ii)  Section 162(m). To the extent that the Administrator
                   --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

             (iii) Rule 16b-3.  To the extent desirable to qualify transactions
                   ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

             (iv)  Other Administration.  Other than as provided above, the Plan
                   --------------------
shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

        (b) Powers of the Administrator.  Subject to the provisions of the Plan,
            ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i)    to determine the Fair Market Value;

            (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

            (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

            (iv)   to approve forms of agreement for use under the Plan;

            (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

            (vii)  to institute an Option Exchange Program;

            (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

            (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) Effect of Administrator's Decision.  The Administrator's decisions,
            ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5.  Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
        -----------
be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6.  Limitations.
        -----------

        (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options:

            (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

            (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares that shall not count against the limit set forth in subsection (i) above.

            (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

            (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.  Term of Plan.  Subject to Section 19 of the Plan, the Plan shall become
        ------------
effective upon its adoption by the Board. It shall continue in effect for a term of ten years unless terminated earlier under Section 15 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Option
        --------------
Agreement. In the case of an Incentive Stock Option, the term shall be ten years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.  Option Exercise Price and Consideration.
        ---------------------------------------

        (a) Exercise Price.  The per share exercise price for the Shares to be
            --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i)    In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

        (b) Waiting Period and Exercise Dates.  At the time an Option is
            ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

        (c) Form of Consideration.  The Administrator shall determine the
            ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i)    cash;

            (ii)   check;

            (iii)  promissory note;

            (iv) other Shares that (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

            (vii)  any combination of the foregoing methods of payment; or

            (viii) other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10. Exercise of Option.
        ------------------

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted
            -----------------------------------------------
hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Relationship as a Service Provider.  If an Optionee
            -------------------------------------------------
ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) Disability of Optionee.  If an Optionee ceases to be a Service
            ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) Death of Optionee.  If an Optionee dies while a Service Provider,
            -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Buyout Provisions.  The Administrator may at any time offer to buy
            -----------------
out for a payment in cash, Shares or otherwise an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        (f) Other Provisions.  The Option Agreement shall contain such other
            ----------------
terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

    11. Stock Purchase Rights.
        ---------------------

        (a) Rights to Purchase.  Stock Purchase Rights may be issued either
            ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        (b) Repurchase Option.  Unless the Administrator determines otherwise,
            -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

        (c) Buyout Provisions.  The Administrator may at any time offer to buy
            -----------------
out for a payment in cash, Shares or otherwise an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        (d) Other Provisions.  The Restricted Stock Purchase Agreement shall
            ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

        (e) Rights as a Shareholder.  Once the Stock Purchase Right is
            -----------------------
exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. Non-Transferability of Options and Stock Purchase Rights.  An Option or
        --------------------------------------------------------
Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
        ------------------------------------------------------------------------
    Sale.
    ----

        (a) Changes in Capitalization.  Subject to any required action by the
            -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

        (b) Dissolution or Liquidation.  In the event of the proposed
            --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

        (c) Merger or Asset Sale.  In the event of a merger of the Company with
            --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. Date of Grant.  The date of grant of an Option or Stock Purchase Right
        -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15. Amendment and Termination of the Plan.
        -------------------------------------

        (a) Amendment and Termination.  The Board may at any time amend, alter,
            -------------------------
suspend or terminate the Plan.

        (b) Stockholder Approval.  The Company shall obtain stockholder approval
            --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c) Effect of Amendment or Termination.  No amendment, alteration,
            ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    16. Conditions Upon Issuance of Shares.
        ----------------------------------

        (a) Legal Compliance.  Shares shall not be issued pursuant to the
            ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) Investment Representations.  As a condition to the exercise of an
            --------------------------
Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17. Inability to Obtain Authority.  The inability of the Company to obtain
        -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18. Reservation of Shares.  The Company, during the term of this Plan, will
        ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. Stockholder Approval.  The Plan shall be subject to approval by the
        --------------------
stockholders of the Company within twelve months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                                                         ANNEX B

                        CONCENTRIC NETWORK CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the 1997 Employee Stock Purchase Plan of Concentric Network Corporation.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a) "Board" shall mean the Board of Directors of the Company.
               -----

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (d) "Company" shall mean Concentric Network Corporation and any
               -------
Designated Subsidiary of the Company.

          (e) "Compensation" shall mean all base straight time gross earnings
               ------------
and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          (f) "Designated Subsidiary" shall mean any Subsidiary that has been
               ---------------------
designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an Employee of the
               --------
Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h) "Enrollment Date" shall mean the first day of each Offering
               ---------------
Period.

     (i)  "Exercise Date" shall mean the last day of each Purchase Period.
           -------------

     (j)  "Fair Market Value" shall mean, as of any date, the value of
           -----------------
Common Stock determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of such determination, as reported in The Wall Street Journal or such other source as the Board or its committee administering the Plan deems reliable, or;

          (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock for the last market trading day prior to the date of such determination, as reported in The Wall Street Journal or such other source as the Board or its committee deems reliable, or;

          (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board or its committee, or;

          (4) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

     (k)  "Offering Periods" shall mean the periods of approximately twenty-
           ----------------
four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 15 and August 15 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and end on the last Trading Day on or before February 14, 1999. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

     (l)  "Plan" shall mean this Employee Stock Purchase Plan.
           ----

     (m)  "Purchase Price" shall mean an amount equal to 85% of the Fair
           --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

     (n)  "Purchase Period" shall mean the approximately six-month period
           ---------------
commencing after one Exercise Date and ending with the next Exercise Date, except that the first

Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

       (o)   "Reserves" shall mean the number of shares of Common Stock covered
              --------
by each option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under option.

       (p)   "Subsidiary" shall mean a corporation, domestic or foreign, of
              ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

       (q)   "Trading Day" shall mean a day on which national stock exchanges
              -----------
and the Nasdaq System are open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive,
          ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 15 and August 15 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before February 14, 1999. The Board or its committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten (10%) of the Compensation that he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period, each
          ---------------
eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 25,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
          ------------------
provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal.
          ----------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the participant withdraws.

     11.  Termination of Employment.
          -------------------------

          Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     13.  Stock.
          -----

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 1999 equal to the lesser of (i) 400,000 shares, (ii) 2% of the outstanding shares on such date or (iii) an amount determined by the Board. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.


          (b) The participant shall have no interest or voting right in shares covered by her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14.  Administration.  The Plan shall be administered by the Board or a
          --------------
committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18.  Reports.  Individual accounts shall be maintained for each participant
          -------
in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
          ---------------------------------------------------------------------
          Merger or Asset Sale.
          --------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Offering Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board or its
Committee.   The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board or its committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c) Merger or Asset Sale.  In the event of a proposed sale of all or
              --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board or its committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted that adversely affects the rights of any participant. To the extent necessary to comply with
Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board or its committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board or its committee determines in its sole discretion advisable that are consistent with the Plan.

     21.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

                                                                Please mark  [x]
                                                                your votes
                                                                as indicated

                                        AUTHORITY
                              FOR THE    TO VOTE
1. Election of Directors      NOMINEE   WITHHELD
   Nominee:  GORDON C. MARTIN   [_]        [_]

2. Proposal to amend the Company's 1997 Stock Plan to increase the number of shares available for issuance thereunder by 750,000 shares to an aggregate of 2,250,000 shares.
                              FOR       AGAINST      ABSTAIN
                              [_]         [_]          [_]

3. Proposal to amend the Company's 1997 Employee Stock Purchase Plan to provide for an annual increase in the number of shares reserved for issuance thereunder equal to the lender of: (i) 400,000 shares, (ii) 29% of the outstanding shares of Common Stock and the Company or (iii) a number of shares determined by the Board of Directors.

                              FOR       AGAINST      ABSTAIN
                              [_]         [_]          [_]

4. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998.

                              FOR       AGAINST      ABSTAIN
                              [_]         [_]          [_]

    I Plan to attend the meeting. [_]

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

Dated: ________________________________________, 1998

Signature: __________________________________________

Signature: __________________________________________
(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and reprinted promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.
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           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        CONCENTRIC NETWORK CORPORATION

                 PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 20, 1998

     The undersigned shareholder of Concentric Network Corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 1998 Annual Meeting of Stockholders of the Company to be held on May 20, 1998 at 10:00 a.m., local time, at the Company's principal place of business, 10590 North Tantau Avenue, Cupertino, California 90514 (telephone (408)342-2800), and hereby revokes all previous proxies and appoints Henry R. Nothhaft and Michael F. Anthofer or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represents all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner specified on the reverse side:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE FOLLOWING PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

                 (Continued and to be signed on reverse side)


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